SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2006
Commission File Number: 0-7914
BASIC EARTH SCIENCE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-0592823

(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification Number)

1801 Broadway, Suite 620
Denver, Colorado	80202-3835

(Address of principal executive offices)	(Zip Code)
(303) 296-3076

(Registrant telephone including area code)
Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure
On September 13, 2006 Basic Earth Science Systems, Inc. (Basic, or the Company) issued the press release attached as Exhibit 99.1 providing the latest development regarding its Christmas Meadows prospect in Summit County, Utah.
Basic, along with its partners, has commenced drilling operations on the Table Top Unit #1, a 15,750 foot Overthrust test. The Table Top Unit #1 began drilling on September 9, 2006 at 235 feet; the base of the conductor pipe that was set last summer. The well is currently at 775 feet drilling a 17 1/2 inch pilot hole in preparation to set 1,000 feet of 20 inch surface casing. Targeting the Frontier and Dakota formations, this wildcat is scheduled to take 100 days to drill. Basic has a 2 percent working interest in the well and anticipates spending $250,000 on this venture which is operated by Double Eagle Petroleum Company.
Item 9.01. Exhibits
                 (C) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 13, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BASIC EARTH SCIENCE SYSTEMS, INC.
Date: September 13, 2006	By:	/s/ Ray Singleton
Ray Singleton, President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated September 13, 2006